UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 6, 2008

KAYDON CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11333	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 East Eisenhower Parkway, Suite 300 Ann Arbor, Michigan 48108
(Address of principal executive offices)

(734) 747-7025
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, the Board of Directors of Kaydon Corporation (the “Company”) adopted an amended and restated Executive Management Bonus Program (the “Bonus Program”), effective May 6, 2008, in order to ensure that provisions of the Bonus Program are appropriately coordinated with payment provisions of other compensation arrangements of the Company. The amendment and restatement also clarified certain other provisions of the Bonus Program, including the definition of EBITDA and the circumstances under which the Compensation Committee will have authority to make discretionary bonus payments and included certain changes necessary to ensure compliance with Section 409A of the Internal Revenue Code.  In order to ensure coordination of certain agreements with executive officers of the Company with the Bonus Program, the employees who are party to these agreements will sign a letter agreement confirming the coordination of such agreements with the Bonus Program.

Further, on May 6, 2008, the Board of Directors amended and restated the 2003 Non-Employee Directors Equity Plan to provide for (i) the vesting and exercisability of options granted under such plan on the first anniversary of the date of grant and (ii) the vesting and lapse of restrictions on shares of restricted stock granted under such plan on January 5th following the grant date of such restricted stock.

A copy of the Amended and Restated Executive Management Bonus Program, related letter agreement forms and the Amended and Restated 2003 Non-Employee Directors Equity Plan are filed with this report as exhibits and incorporated by reference herein.  The foregoing description of the amended and restated plans and letter agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such documents.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

10.1           Amended and Restated Executive Management Bonus Program

10.2           Form of Letter Agreement for Change in Control Compensation Agreements

10.3           Form of Letter Agreement relating to Employment Agreement with James O’Leary

10.4           Amended and Restated 2003 Non-Employee Directors Equity Plan

10.5           Form of option award agreement under 2003 Non-Employee Directors Equity Plan

10.6           Form of restricted stock award agreement under 2003 Non-Employee Directors Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 12, 2008	KAYDON CORPORATION

	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Senior Vice President and Chief Financial Officer